EXHIBIT 1

                           JOINT ACQUISITION STATEMENT

                            PURSUANT TO RULE 13d-1(k)

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  October 19, 2005

                               DRAWBRIDGE GLOBAL MACRO FUND LP

                               By: DRAWBRIDGE GLOBAL MACRO GP LLC
                                    its general partner

                                By:  /s/ Kevin Treacy
                                    ---------------------------------
                                    Name:  Kevin Treacy
                                    Title: Chief Financial Officer

                               DRAWBRIDGE GLOBAL MACRO GP LLC

                               By:  /s/ Kevin Treacy
                                    ---------------------------------
                                    Name:  Kevin Treacy
                                    Title: Chief Financial Officer

                               DRAWBRIDGE GLOBAL MACRO ADVISORS LLC

                               By:  /s/ Kevin Treacy
                                    ---------------------------------
                                    Name:  Kevin Treacy
                                    Title: Chief Financial Officer

                               DRAWBRIDGE GLOBAL MACRO FUND LTD

                               By:  /s/ Kevin Treacy
                                    ---------------------------------
                                    Name:  Kevin Treacy
                                    Title: Chief Financial Officer

                               DRAWBRIDGE GLOBAL MACRO MASTER FUND LTD

                               By:  /s/ Kevin Treacy
                                    ---------------------------------
                                    Name:  Kevin Treacy
                                    Title: Chief Financial Officer

                               DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                               By: DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC
                                    its general partner

                                By:  /s/ John King
                                    ---------------------------------
                                    Name:  John King
                                    Title: Chief Financial Officer

                               DRAWBRIDGE INVESTMENT PARTNERS LLC

                               By:  /s/ John King
                                    ---------------------------------
                                    Name:  John King
                                    Title: Chief Financial Officer

                               DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD

                               By:  /s/ John King
                                    ---------------------------------
                                    Name:  John King
                                    Title: Chief Financial Officer

                               DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC

                               By:  /s/ John King
                                    ---------------------------------
                                    Name:  John King
                                    Title: Chief Financial Officer

                               DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

                               By:  /s/ John King
                                    ---------------------------------
                                    Name:  John King
                                    Title: Chief Financial Officer

                               FORTRESS INVESTMENT GROUP LLC

                               By:  /s/ Daniel Bass
                                    ---------------------------------
                                    Name:  Daniel Bass
                                    Title: Authorized Person

                               FORTRESS INVESTMENT HOLDINGS LLC

                               By:  /s/ Daniel Bass
                                    ---------------------------------
                                    Name:  Daniel Bass
                                    Title: Authorized Person

                               FORTRESS PRINCIPAL INVESTMENT HOLDINGS II LLC

                               By:  /s/ Daniel Bass
                                    ---------------------------------
                                    Name:  Daniel Bass
                                    Title: Authorized Person